EXHIBIT INDEX


                                    GPU, INC.

                     GPU COMPANIES EMPLOYEE SAVINGS PLAN FOR
                     EMPLOYEES REPRESENTED BY IBEW LOCAL 777







Consent of Independent Accountants                            Exhibit 23